EXHIBIT 10.14

                    AMENDMENT NUMBER EIGHT TO REVOLVING CREDIT AGREEMENT

                    This  AMENDMENT  NUMBER  EIGHT TO REVOLVING CREDIT AGREEMENT
              (this "Amendment'), dated as of September 26, 2007, is entered into among NATIONAL TECHNICAL SYSTEMS, INC., a California corporation ("Parent'), NTS TECHNICAL SYSTEMS, a California corporation, dba National Technical Systems ("NTS'), XXCAL, INC., a California corporation ("XXCAL'), APPROVED ENGINEERING TEST LABORATORIES, INC., a California corporation ("AETL"), ETCR, INC., a California corporation ("ETCR"), ACTON ENVIRONMENTAL TESTING CORPORATION, a Massachusetts corporation ("Acton"), and PHASE SEVEN LABORATORIES, INC., a California corporation ("Phase Seven") and one or more Subsidiaries of Parent, whether now existing or hereafter acquired or formed, which become party to the Agreement (as defined below) by executing an Addendum in the form of Exhibit 1 of the Agreement (NTS, XXCAL, AETL, ETCR, Acton, Phase Seven and such other Subsidiaries are sometimes individually referred to herein as a "Subsidiary Borrower" and collectively referred to herein as "Subsidiary Borrowers", and Subsidiary Borrowers and Parent are sometimes individually referred to herein as a "Borrower" and collectively referred to herein as `Borrowers"), the financial institutions from time to time parties hereto as Lenders, whether by execution hereof or an Assignment and Acceptance in accordance with Section 11.5 (c) of the Agreement, and Comerica Bank, in its capacity as contractual representative for itself and the other Lenders ('Agent"), with reference to the following facts:

                    A. Borrowers, Agent and Lenders are parties to that certain Revolving Credit Agreement, dated as of November 21, 2001, as amended by that certain Amendment Number One to Revolving Credit Agreement, dated as of July 17, 2002, that certain Amendment Number Two to Revolving Credit Agreement, dated as of November 25, 2002, that certain Amendment Number Three to Revolving Credit Agreement, dated as of July 21, 2003, that certain Amendment Number Four to Revolving Credit Agreement, dated as of July 30, 2004, that certain Amendment Number Five to Revolving Credit Agreement, dated as of July 1, 2005, that certain Amendment Number Six to Revolving Credit Agreement, dated as of March 29, 2006, and that certain Amendment Number Seven to Revolving Credit Agreement, dated as of September 21, 2006 (as so amended, the "Agreement');

                    B. Borrowers and Agent, in its capacity as Agent for the Lenders, entered into that certain Security Agreement, dated as of November 21, 2001 (the "Security Agreement');

                    C. Borrowers, Agent and Lenders desire to further amend the Agreement in accordance with the terms of this Amendment.

                    NOW,  THEREFORE,  in  consideration  of the  foregoing,  the parties hereto hereby agree as follows:

                    1. Defined Terms. All initially capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Agreement.

                    2.    Amendments to the Agreement.


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                    2.1   Definitions.

                          (a)   The following  definitions  set forth in Section
              1.1 of the Agreement are hereby amended in their entirety as follows:

                         "Revolving Loans Maturity Date" means February 1, 2009.

                    3. Conditions Precedent to Effectiveness of Amendment. The effectiveness of this Amendment is subject to and contingent upon the fulfillment of each and every one of the following conditions:

                          (a) Agent shall have received this Amendment, duly executed by Borrowers and all Lenders;

                          (b) No Event of Default, Unmatured Event of Default or Material Adverse Effect shall have occurred; and

                          (c) All of the representations and warranties set forth herein, in the Loan Documents and in the Agreement shall be true, complete and accurate in all respects as of the date hereof (except for representations and warranties which are expressly stated to be true and correct as of the Closing Date).

                    4. Representations and Warranties. In order to induce Agent and Lenders to enter into this Amendment, each Borrower hereby represents and warrants to Agent and Lenders that:

                          (a) No Event of Default or Unmatured Event of Default is continuing;

                          (b) All of the representations and warranties set forth in the Agreement and the Loan Documents are true, complete and accurate in all respects (except for representations and warranties which are expressly stated to be true and correct as of the Closing Date); and

                          (c) This Amendment has been duly executed and delivered by Borrowers, and after giving effect to this Amendment, the Agreement and the Loan Documents continue to constitute the legal, valid and binding agreements and obligations of Borrowers, enforceable in accordance with their terms, except as enforceability may be limited by bankruptcy, insolvency, and similar laws and equitable principles affecting the enforcement of creditors' rights generally.

                    5. Counterparts; Telefacsimile Execution. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Amendment. Delivery of an executed counterpart of this Amendment by telefacsimile shall be equally as effective as delivery of a manually executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile also shall deliver a manually executed counterpart of this Amendment but the failure to deliver a manually executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

                    6. Integration. The Agreement as amended by this Amendment constitutes the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and thereof, and supersedes any and all prior agreements and understandings, oral or written, relating to the subject matter hereof


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

              and thereof

                    7. Reaffirmation of the Agreement. The Agreement as amended hereby and the other Loan Documents remain in fall force and effect.

                    IN WITNESS  WHEREOF,  the parties  hereto have duly executed and delivered this Amendment as of the date first hereinabove written.


                                             NATIONAL TECHNICAL SYSTEMS, INC.


                                             By:
                                                   Lloyd Blonder, Senior
                                                   Vice President, Finance,
                                                   Treasurer and
                                                   Assistant Secretary


                                             NTS TECHNICAL SYSTEMS dba NATIONAL
                                             TECHNICAL SYSTEMS


                                             By:
                                                   Lloyd Blonder, Senior
                                                   Vice President,
                                                   Finance, Treasurer and
                                                   Assistant Secretary


                                             XXCAL, INC.


                                             By:
                                                   Lloyd Blonder, Vice
                                                   President, Treasurer and
                                                   Assistant Secretary


                                             APPROVED ENGINEERING TEST
                                             LABORATORIES, INC.


                                             By:
                                                   Lloyd Blonder, Vice
                                                   President, Treasurer and
                                                   Assistant Secretary


                                             ETCR, INC.


                                             By:
                                                   Lloyd Blonder, Vice
                                                   President, Treasurer and
                                                   Assistant Secretary


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

                                             ACTON ENVIRONMENTAL TESTING
                                             CORPORATION


                                             By:
                                                   Lloyd Blonder, Vice
                                                   President, Treasurer and
                                                   Assistant Clerk


                                             PHASE SEVEN LABORATORIES, INC.


                                             By:
                                                   Lloyd Blonder, Vice
                                                   President, Treasurer and
                                                   Assistant Secretary


                                             COMERICA BANK, in its capacities as
                                             Agent, Issuing Lender and a Lender


                                             By:
                                                   Vahe S. Medzoyan,
                                                   Vice President


                                             FIRST BANK & TRUST, in its capacity
                                             as a Lender


                                             By:

                                                   Name: Bake Seaton
                                                   Title: Vice President


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